Finance Expense	12 Months Ended
Dec. 31, 2025
Disclosure Of Finance Expense [Abstract]
Finance expense

12. Finance expense

Finance expense is as follows:

	For the year ended December 31,
	2025	2024	2023
	(EUR thousand)
Interest on debts and borrowings	5,621	6,105	3,734
Financial discounts and other expenses	72	539	138
Interest on lease liabilities	862	759	581
Financial component IAS 19	280	270	268
Foreign currency exchange losses - Net	15,722	—	9,921
Derivatives fair value loss	95	6,191	3,086
Other fair value adjustments	14	485	202
Total finance expense	22,666	14,349	17,930

Finance expenses include bank interest on the Group’s financial debt (calculated using the effective interest method) and interest on lease liabilities, representing the portion of financial expenses accrued during the reporting period and recognized in accordance with IFRS 16 - Leases.

Foreign exchange differences consist of realized and unrealized gains and losses arising from transactions denominated in currencies other than the functional currency of the Group. On a net basis, foreign exchange differences resulted in a net loss of EUR 15,722 thousand for the year ended December 31, 2025, a net gain of EUR 9,484 thousand for the year ended December 31, 2024, a net loss of EUR 9,921 thousand for the year ended December, 31 2023. On a gross basis, foreign exchange gains and losses amounted to EUR 16,022 thousand and EUR 31,744 thousand in 2025, EUR 18,315 thousand and EUR 8,831 thousand in 2024, and EUR 13,487 thousand and EUR 23,408 thousand in 2023, respectively.

Derivatives fair value gains and derivatives fair value losses include changes in the fair values of foreign currency forward contracts that are not designated in hedge accounting relationships, as well as the ineffective portion of changes in the fair value of foreign currency forward contracts that are designated as cash flow hedges.